SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 29, 2002
Date of Report (Date of earliest event reported)

INTERTRUST TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27287	52-1672106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Patrick Henry Drive,
Santa Clara, California 95054
(Address of Principal Executive Offices)
(Zip Code)
(408) 855-0100
Registrant’s telephone number, including area code

None.
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.    OTHER EVENTS

In a press release dated April 29, 2002, InterTrust Technologies Corporation (“InterTrust”) (Nasdaq:ITRU) announced that Ed Fish, Executive Vice President and President, MetaTrust Utility, will resign effective May 3, 2002. It was also announced that Mr. Fish will resign from the Board of Directors of InterTrust.

The information which is set forth in InterTrust’s Press Release dated April 29, 2002 is incorporated by reference.

ITEM 7.    EXHIBITS

(c)	EXHIBITS:

Exhibit Number
99.1	Text of Press Release dated April 29, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterTrust Technologies Corporation
(Registrant)

Date: April 29, 2002
By:	/s/ DAVID LOCKWOOD
David Lockwood President

INTERTRUST TECHNOLOGIES CORPORATION

EXHIBIT INDEX

Exhibit Number
99.1	Text of Press Release dated April 29, 2002.